EXHIBIT 10.2
                                                                    ------------

Branford, Connecticut                    Date of this Agreement: August 10, 2004


                                NEWALLIANCE BANK
                               SECURITY AGREEMENT


1. WHAT SOME OF THE WORDS MEAN.

      "Secured Party" means NewAlliance Bank, 195 Church Street, New Haven, Connecticut 06510 and what are called its "successors and assigns."

"Debtor" means, individually and collectively, the following persons and/or entities: CAS MEDICAL SYSTEMS, INC.

      "This Agreement" means this Security Agreement.

"Borrower" means, individually and collectively, the following persons and/or entities: CAS MEDICAL SYSTEMS, INC.

      "Commercial Loan Agreement" means and includes, individually and collectively (applicable box is checked):

[X] Commercial Line of Credit Note and Loan Agreement dated the date hereof from the Borrower to the Secured Party with a credit limit of $3,000,000.00:

[ ] Commercial Term Loan Note dated the date hereof from the Borrower to the Secured Party with an initial principal balance of $______________.

2. DEBTOR GRANTS A SECURITY INTEREST IN COLLATERAL. For valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the Debtor does hereby grant to the Secured Party a security interest in the property (the same being hereinafter referred to as "Collateral") described in Exhibit A attached hereto and made a part hereof, to secure payment of all of Borrower's indebtedness, obligations and liabilities to Secured Party, whether arising under this Agreement, the Commercial Loan Agreement, any extension or modification thereof, any promissory note, any guaranty or endorsement or otherwise, whether direct or indirect, joint or several, absolute or contingent (all of which indebtedness, obligations and liabilities are hereinafter sometimes called the "Obligations").

3. WARRANTIES AND COVENANTS. The Debtor hereby warrants and covenants that the Collateral is used primarily for business purposes and that the tangible personal property forming a part of the Collateral shall be kept and maintained within the State of Connecticut; that Debtor will promptly notify Secured Party of any change in the State wherein said Collateral is located and will not remove said Collateral from said State without the prior written consent of the Secured Party.

      Debtor hereby further warrants and covenants that:

      (a) Debtor is the Owner of the Collateral free from any adverse lien, security interest or encumbrance, except for the security interest granted hereby, and Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

      (b) No financing statement covering all or any part of the Collateral is on file in any public office (other than those expressly consented to in writing by Secured Party), and at the request of Secured Party, Debtor will execute or join with Secured Party in executing one or more financing statements pursuant to the Uniform Commercial Code in form satisfactory to Secured Party and will pay the cost of filing the same or filing or recording this Agreement in all public offices wherever filing or recording is deemed by Secured Party to be necessary or desirable. A photocopy of this Agreement may be filed as a financing statement at the option of the Secured Party. The Debtor hereby authorizes the Security Party to file one or more financing statements without the Debtor's signature in any jurisdiction deemed reasonable or necessary by Secured Party to further perfect the security interests granted hereunder and Debtor hereby appoints the Secured Party as its attorney-in-fact, which appointment is coupled with an interest and is irrevocable, to sign Debtor's name to any such financing statement.

      (c) Debtor will not sell or offer for sale or otherwise transfer all or any part of the Collateral or any interest therein (except sales in the ordinary course of the Debtor's business) without the prior written consent of Secured Party.

      (d) Debtor will have and maintain insurance at all times with respect to all insurable Collateral against risks of fire (including so-called extended coverage), theft and such other risks as Secured Party may require, containing such terms, in such form, for such periods and written by such companies as may be satisfactory to Secured Party, such insurance to be payable to Secured Party and Debtor as their interests may appear; all policies of insurance shall provide for thirty (30) days prior written minimum cancellation notice to Secured Party; Debtor shall furnish Secured Party with certificates or other evidence satisfactory to Secured Party of compliance with the foregoing insurance provisions; and Debtor hereby appoints Secured Party as attorney-in-fact for Debtor, which appointment is coupled with an interest and is irrevocable, for the purpose of obtaining, adjusting, settling and canceling such insurance and endorsing any drafts.

      (e) Debtor will keep the Collateral free from any adverse lien, security interest or encumbrance (other than those expressly consented to in writing by Secured Party) and in good order and repair and will not waste or destroy the Collateral or any part thereof; Debtor will not use the Collateral in violation of any statute or ordinance; and Secured Party may examine and inspect the Collateral at any time, wherever located.

      (f) Debtor will pay promptly when due all taxes and assessments upon the Collateral or for its use or operation or upon this Agreement or upon any instrument or document creating the Obligations.

      (g) Debtor will permit the Secured Party, or any agent or person designated by the Secured Party, at any time during normal business hours to enter the premises of the Debtor for the purpose of inspecting and/or appraising the Collateral, provided, however, that unless an event of default has occurred or the Secured Party believes in good faith that there has been an adverse change in market or other conditions that may affect the value of the Collateral, the Debtor shall be required to pay the costs of such inspection and/or appraisal only once every three (3) years.

      (h) At its option, Secured Party may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, may pay for insurance on the Collateral, and may pay for the maintenance and preservation of the Collateral. Debtor agrees to reimburse Secured Party on demand for any payment made, or any expense incurred by Secured Party pursuant to the foregoing authorization. Interest shall accrue on any such expenditure until paid at the highest rate chargeable to the Borrower under any Obligation. Until an event of default has occurred and Secured Party has given Debtor notice containing directions regarding the Collateral, Debtor may have possession of the Collateral and use it in any lawful manner not inconsistent with this Agreement and not inconsistent with any policy of insurance thereon.

4. DEFAULT. Debtor shall be in default under this Agreement upon the happening of any of the following events or conditions:

      (a) Default by the Borrower with respect to any of the Obligations, including but not limited to, a failure to promptly pay or perform (or any other "Event of Default") under the Commercial Loan Agreement;

      (b) Default by the Debtor in the performance of or compliance with any term or covenant applicable to it contained herein or in any other instrument, document or agreement securing any Obligation;

      (c) Any warranty, representation or statement made or furnished to Secured Party by or on behalf of Debtor proves to have been false in any material respect when made or furnished;

      (d) Loss, theft, substantial damage, destruction, sale (except in the ordinary course of Debtor's business) to or of any of the Collateral, or the making of any levy, seizure or attachment thereof or thereon or if all or any part of the Collateral is subjected to a lien, encumbrance or security interest (other than the security interest granted herein); or

      (e) Dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws, by or against Debtor or any guarantor or surety for Borrower.

5. REMEDIES UPON DEFAULT. Upon such default and at any time thereafter, Secured Party may declare all Obligations secured hereby immediately due and payable and shall have the remedies of a secured party under the Uniform Commercial Code. Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice shall be met if such notice is mailed, postage prepaid, to the Debtor at its principal place of business, at least seven (7) days before the time of the sale or disposition. Any proceeds of any disposition of any of the Collateral shall be applied in the manner and order as provided in the Uniform Commercial Code. Secured Party's expenses shall include, without limitation, expenses of retaking, holding, preparing for sale, selling, leasing and the like and Secured Party's reasonable attorney's fees and legal expenses.

6. GENERAL.

      (a) INFORMATION REGARDING DEBTOR AND COLLATERAL. Debtor understands and agrees that the condition of and circumstances surrounding the Collateral and Debtor's financial condition are of material and continuing importance to Secured Party. Accordingly, Debtor hereby agrees to promptly provide Secured Party with such information as we may request from time to time (including, if requested, information pertaining to any Collateral and Debtor's financial condition). All such information shall be in form, scope and detail acceptable to Secured Party, and, if Secured Party so requests, will be reviewed, compiled or audited by persons or firms reasonably acceptable to Secured Party (all at Debtor's expense).

      (b) GIVING OF NOTICES. Unless the law requires a different method, any notice that must be given to Debtor under this Agreement will be given by hand delivery, or by mailing it by first class mail, to the address, as applicable, stated below. It shall be mailed or delivered to Debtor at a different address if Debtor gives Secured Party a notice of that different address. Unless the law or this Agreement provides otherwise, all notices that must be given to the Secured Party under this Agreement will be given by mailing it by postage prepaid registered first class mail (return receipt requested) to the Secured Party at the address stated above in Section 1 (directed to the attention of the Commercial Loan Administration Department) or to a different address if Secured Party gives Debtor notice of that different address.

      (c) CONNECTICUT LAW. This Agreement is being made in the State of Connecticut and will be governed by the laws of the State of Connecticut.

      (d) SEVERABILITY. If any part of this Agreement is found to be invalid, illegal or unenforceable by a court, the other parts of this Agreement will stay valid and enforceable and will be read as if the invalid or unenforceable part had not been included.

      (e) CAPTIONS. The headings of the various sections, subsections and paragraphs of this Agreement are included for convenient reference only, and shall not be included in the interpretation of this Agreement.

      (f) BINDING EFFECT. This Agreement shall be binding upon Debtor and Debtor's successors and assigns (or, if applicable, executors and heirs). This Subsection 6(f) shall not, however, be construed as permitting Debtor to assign Debtor's rights and/or responsibilities under this Agreement. Debtor understands and agrees that such an assignment is prohibited. Secured Party is permitted to assign its rights and benefits under this Agreement with or without advance notice to Debtor.

      (g) MODIFICATIONS. This Agreement may be amended only by a written agreement signed by Debtor and Secured Party.

      (h) NO WAIVER. Neither failure or delay on Secured Party's part to exercise any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

      (i) WAIVER OF NOTICE, HEARING AND BOND FOR PREJUDGMENT REMEDY. Debtor hereby acknowledges that the transaction of which this agreement is a part is a commercial transaction, and to the extent allowed under chapter 903a of the Connecticut General Statutes or by other applicable law, hereby waives (a) all rights to notice and prior court hearing or court order in connection with any and all prejudgment remedies to which any holder of this agreement may become entitled by virtue of any default under a provision of this agreement or under any other agreement related to this agreement and (b) all rights to request that the holder of this agreement post a bond, with or without surety, to protect debtor or any other person or entity liable under this agreement against damages that may be caused by any prejudgment remedy sought or obtained by the holder of this agreement by virtue of any default under the provisions of this agreement or under any security agreement related to this agreement, and debtor hereby consents to the issuance of any such prejudgment remedy without such a bond.

      (j) WAIVER OF JURY TRIAL. Debtor hereby knowingly, voluntarily, intentionally and irrevocably, waives any and all right to a trial by jury in any action or proceeding to enforce or defend or clarify and right, power, remedy, or defense arising out of or related to this agreement, or the transactions contemplated herein, whether sounding in tort or contract or otherwise, or with respect to any course of conduct, course of dealing, statements (whether verbal or written) or actions of any party; and debtor further agrees that any such action or proceeding shall be tired before a judge and not before a jury. Debtor further waives any right to seek to consolidate any such litigation in which a jury trial cannot or has not been waived. Further, debtor hereby certifies that no representative or agent of the secure party, nor the secured party's counsel, has represented, expressly or otherwise, that the secured party would not, in the event of such litigation, seek to enforce this waiver provision. Debtor acknowledges that the provisions of this paragraph are a material inducement to the secured party's decision to enter into the transactions contemplated by this agreement.

SERVICE OF PROCESS. Debtor hereby consents to the jurisdiction of any state or federal court located within the state of Connecticut and waive personal service of any and all process upon debtor, and consents that all such service or process be made by registered mail directed to the applicable address stated below and service so made shall be deemed to be completed upon actual receipt thereof.

SIGNATURE OF DEBTOR. By signing below, you agree, as a debtor, to the terms and conditions of this agreement as of the date of this agreement shown above.

DEBTOR: CAS MEDICAL SYSTEMS, INC.

/s/ Louis Scheps
-------------------------
By:  Louis Scheps
Its:  President & CEO


44 East Industrial Road
Branford, CT  06405